THE NEW ECONOMY FUND

                                     Part B
                      Statement of Additional Information

                                 March 15, 2000
                      (as amended September 26, 2000)


This document is not a prospectus but should be read in conjunction with the current prospectus of The New Economy Fund (the "fund" or "NEF") dated March 15, 2000. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                              The New Economy Fund
                              Attention: Secretary
               333 South Hope StreetLos Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        6
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        7
Fund Trustees and Officers. . . . . . . . . . . . . . . . . . . . .        9
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       15
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       20
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       22
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       24
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       27
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       27
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Shareholder Account Services and Privileges . . . . . . . . . . . .       30
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       33
General Information . . . . . . . . . . . . . . . . . . . . . . . .       33
Class A Share Investment Results and Related Statistics . . . . . .       35
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       37
Financial Statements




                         The New Economy Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


INVESTMENT OBJECTIVE
 .    Generally, the fund will invest primarily in securities of companies that derive their revenues primarily from operations in the services and information area of the global economy. These could include, for example, companies involved in the areas of telecommunications, computer systems and software, the internet, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation.
 .    The fund may invest up to 25% of its assets in companies outside the services and information area.

DEBT SECURITIES
 .    The fund may invest up to 10% of its assets in straight debt securities rated Baa/BBB or below by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or in unrated securities that are determined to be of equivalent quality.

NON-U.S. SECURITIES
 .    The fund may invest up to 40% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index, including securities denominated in currencies other than the U.S. dollar.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key


                         The New Economy Fund - Page 2
persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors


                         The New Economy Fund - Page 3
as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


Lower quality, lower rated bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower quality, lower rated bonds.


Certain risk factors relating to "lower quality, lower rated bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower quality, lower rated bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower quality, lower rated bonds.

     PAYMENT EXPECTATIONS - Lower quality, lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality, lower rated bonds, especially in a thin market.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. The risks of convertible preferred stock may be similar to those of equity securities. Some types of convertible preferred stock automatically convert into common stock. Non-convertible preferred stock with stated redemption rates are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


                         The New Economy Fund - Page 4

Bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Farmers Home Administration, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS - These securities include (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's


                         The New Economy Fund - Page 5
board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


1. Invest in securities of another issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2.   Invest in companies for the purpose of exercising control or management;

3. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry;


4. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

5. Buy or sell commodities or commodity contracts in the ordinary course of its business provided, however, that entering into a forward currency contract shall not be prohibited by this restriction;

6. Invest more than 10% of the value of its total assets in securities which are not readily marketable or engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;


                         The New Economy Fund - Page 6

7. Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

9.  Purchase securities on margin;

10. Enter into any repurchase agreement if, as a result, more than 10% of the fund's total assets would be subject to repurchase agreements maturing in more than seven days (see above);

11. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;


12.  Invest in puts, calls, straddles or spreads, or combinations thereof.


For purposes of investment restriction number 7, the fund does not currently intend to lend portfolio securities.

The following investment policies of the fund may be changed by action of the Board of Trustees without shareholder approval: (i) the fund may not invest in securities of other investment companies, except as permitted by the 1940 Act, as amended; and (ii) the fund may not invest more than 15% of the value of its net assets in illiquid securities.


                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 17, 1983.


All fund operations are supervised by the fund's Board of Trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Trustees and Trustee Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


                         The New Economy Fund - Page 7

The fund has two classes of shares - Class A and Class B. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees. Class A and Class B shareholders have exclusive voting rights with respect to the rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                         The New Economy Fund - Page 8

                           FUND TRUSTEES AND OFFICERS

                       Trustees and Trustee Compensation



                                                                                               AGGREGATE
                                                                                              COMPENSATION
                                                                                         (INCLUDING VOLUNTARILY
                                                                                                DEFERRED
                                                                                            COMPENSATION/1/)
                                                                                             FROM THE FUND
                               POSITION                                                    DURING FISCAL YEAR
                                 WITH              PRINCIPAL OCCUPATION(S) DURING                ENDED
  NAME, ADDRESS AND AGE       REGISTRANT                    PAST 5 YEARS                   NOVEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------------
 + Timothy D. Armour        President and      Chairman and Chief Executive Officer,             none/4/
 333 South Hope Street      Trustee            Capital Research Company*
 Los Angeles, CA 90071
 Age: 39
-----------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.      Trustee            Corporate Director and author; former            $ 16,500
 Box 2494                                      United States Ambassador to Spain;
 Rancho Santa Fe, CA                           former Vice Chairman of the Board;
 92067                                         Knight Ridder, Inc., former Chairman
 Age: 65                                       and Publisher, The Miami Herald
                                                              ----------------
-----------------------------------------------------------------------------------------------------------------
 H. Frederick Christie      Trustee            Private Investor.  Former President and          $16,000/3/
 P.O. Box 144                                  Chief Executive Officer, The Mission
 Palos Verdes Estates,                         Group (non-utility holding company,
 CA                                            subsidiary of Southern California
 90274                                         Edison Company)
 Age: 66
-----------------------------------------------------------------------------------------------------------------
 + Gordon Crawford          Chairman of the    Senior Vice President and Director,               none/4/
 333 South Hope Street      Board              Capital Research and Management Company
 Los Angeles, CA  90071
 Age:  53
-----------------------------------------------------------------------------------------------------------------
 Alan Greenway              Trustee            President, Greenway Associates, Inc.             $ 16,500
 7413 Fairway Road                             (management consulting services)
 La Jolla, CA 92037
 Age: 72
-----------------------------------------------------------------------------------------------------------------
 + Graham Holloway          Trustee            Former Chairman of the Board, American            None/4/
 17309 Club Hill Drive                         Funds Distributors, Inc.
 Dallas, TX 75248
 Age: 69
-----------------------------------------------------------------------------------------------------------------
 Leonade D. Jones           Trustee            Chief Financial Officer and Secretary,           $16,500/3/
 1536 Los Montes Drive                         VentureThink LLC; former Treasurer, The
 Burlingame, CA 94010                          Washington Post Company
 Age: 51
-----------------------------------------------------------------------------------------------------------------
 William H. Kling           Trustee            President, Minnesota Public Radio;               $14,500/3/
 2619 Lake of the Isles                        President, Greenspring Co.; former
      Parkway East                             President, American Public Radio (now
 St. Paul, MN 55408                            Public Radio International)
 Age: 57
-----------------------------------------------------------------------------------------------------------------
 Norman R. Weldon           Trustee            Managing Director, Partisan Management           $ 14,500
 7026 Timbers Drive                            Group, Inc.; former Chairman of the
 Evergreen, CO 80439                           Board, Novoste Corporation; Director,
 Age: 65                                       Enable Medical; former President and
                                               Director, Corvita Corporation
                                                                                         ------------------------
-----------------------------------------------------------------------------------------
 Patricia K. Woolf          Trustee            Private investor; Corporate Director,            $ 14,500
 506 Quaker Road                               Lecturer, Department of Molecular
 Princeton, NJ 08540                           Biology, Princeton University
 Age: 65
-----------------------------------------------------------------------------------------------------------------
                                TOTAL COMPENSATION
                              (INCLUDING VOLUNTARILY
                                     DEFERRED
                               COMPENSATION/1/) FROM
                               ALL FUNDS MANAGED BY       TOTAL NUMBER
                               CAPITAL RESEARCH AND         OF FUND
                                MANAGEMENT COMPANY           BOARDS
                           OR ITS AFFILIATES/2/ FOR THE     ON WHICH
                                    YEAR ENDED              TRUSTEE
  NAME, ADDRESS AND AGE         NOVEMBER 30, 1999          SERVES/2/
-----------------------------------------------------------------------
 + Timothy D. Armour                  none/4/                   1
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 39
-----------------------------------------------------------------------
 Richard G. Capen, Jr.              $  47,000                   8
 Box 2494
 Rancho Santa Fe, CA
 92067
 Age: 65
-----------------------------------------------------------------------
 H. Frederick Christie              $204,200/3/                18
 P.O. Box 144
 Palos Verdes Estates,
 CA
 90274
 Age: 66
-----------------------------------------------------------------------
 + Gordon Crawford                    none/4/                   2
 333 South Hope Street
 Los Angeles, CA  90071
 Age:  53
-----------------------------------------------------------------------
 Alan Greenway                      $ 102,500                   4
 7413 Fairway Road
 La Jolla, CA 92037
 Age: 72
-----------------------------------------------------------------------
 + Graham Holloway                    None/4/                   2
 17309 Club Hill Drive
 Dallas, TX 75248
 Age: 69
-----------------------------------------------------------------------
 Leonade D. Jones                   $136,500/3/                 5
 1536 Los Montes Drive
 Burlingame, CA 94010
 Age: 51
-----------------------------------------------------------------------
 William H. Kling                   $102,250/3/                 6
 2619 Lake of the Isles
      Parkway East
 St. Paul, MN 55408
 Age: 57
-----------------------------------------------------------------------
 Norman R. Weldon                   $  42,250                   3
 7026 Timbers Drive
 Evergreen, CO 80439
 Age: 65
-----------------------------------------------------------------------
 Patricia K. Woolf                  $ 139,950                   6
 506 Quaker Road
 Princeton, NJ 08540
 Age: 65
-----------------------------------------------------------------------




                         The New Economy Fund - Page 9

                         The New Economy Fund - Page 10

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) during the 1999 fiscal year for participating Trustees is as follows: Frederick Christie ($64,737), Leonade D. Jones ($82,967), and William H. Kling ($92,199). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

4 Timothy D. Armour, Gordon Crawford, and E. Graham Holloway are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                         The New Economy Fund - Page 11

                                    OFFICERS


                               POSITION(S)      PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT             PAST 5 YEARS
-------------------------------------------------------------------------------
Gordon Crawford         53   Chairman of the   Senior Vice President and
(see above)                  Board             Director, Capital Research and
                                               Management Company
-------------------------------------------------------------------------------
Timothy D. Armour       39   President and     Chairman and Chief Executive
(see above)                  Trustee           Officer, Capital Research
                                               Company*
-------------------------------------------------------------------------------
Claudia P. Huntington   47   Senior Vice       Senior Vice President, Capital
333 South Hope Street        President         Research and Management Company
Los Angeles, CA 90071
-------------------------------------------------------------------------------
Vincent P. Corti        43   Vice President    Vice President -- Fund Business
333 South Hope Street                          Management Group, Capital
Los Angeles, CA 90071                          Research and Management Company.
-------------------------------------------------------------------------------
Ulrich A. Volk          38   Vice President    Vice President, Capital Research
25 Bedford Street                              Company*
London, England WC2E
9HN
-------------------------------------------------------------------------------
Chad L. Norton          39   Secretary         Vice President -- Fund Business
333 South Hope Street                          Management Group, Capital
Los Angeles, CA 90071                          Research and Management Company
-------------------------------------------------------------------------------
David A. Pritchett      33   Treasurer         Vice President -- Fund Business
333 South Hope Street                          Management Group, Capital
Los Angeles, CA 90071                          Research and Management Company
Sheryl F. Johnson       31   Assistant         Assistant Vice President -- Fund
5300 Robin Hood Road         Treasurer         Business Management Group,
Norfolk, VA 23513                              Capital Research and Management
                                               Company
-------------------------------------------------------------------------------


* Company affiliated with Capital Research and Management Company

All of the officers listed are officers, and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $9,000 to Trustees who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Trustees meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of February 15, 2000 the officers and Trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                         The New Economy Fund - Page 12

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until November 30, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rates of 0.58% on the first $500 million of the fund's net assets, 0.48% on assets from $500 million to $1 billion, 0.44% on net assets from $1 billion to


                         The New Economy Fund - Page 13

$1.5 billion, 0.41% on assets from $1.5 billion to $2.5 billion, 0.39% on assets from $2.5 billion to $4 billion, 0.38% on assets from $4 billion to $6.5 billion, and 0.375% on assets over $6.5 billion. If net assets fall below $3 billion, the Agreement provides for lower fees calculated at the annual rates of 0.60% on the first $300 million of the fund's net assets, 0.48% on assets over $300 million to $750 million, 0.45% on assets over $750 million to $1.25 billion, and 0.42% on assets over $1.25 billion.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended November 30, 1999, 1998, and 1997, the Investment Adviser received advisory fees of $30,866,000, $23,295,000, and $18,971,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted Plans of Distribution (the Plans), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of Class A shares during the 1999 fiscal year amounted to $5,506,000 after allowance of $27,016,000 to dealers.


During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $2,489,000 and $1,605,000, respectively on sales of Class A shares after an allowance of $12,263,000 and $8,007,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. The officers and trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plans due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plans. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


                         The New Economy Fund - Page 14

Under the Plans the fund may expend up to 0.25% of its net assets annually for Class A shares and up to 1.00% of its net assets annually for Class B shares to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made. For Class A shares these include up to 0.25% in service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, rollover IRA accounts as described in "Individual Retirement Account (IRA) Rollovers" below, and retirement plans, endowments or foundations with $50 million or more in assets). For Class B shares these include 0.25% in service fees for qualified dealers and 0.75% in payments to the Principal Underwriter for financing commissions paid to qualified dealers selling Class B shares.


Commissions on sales of Class A shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Class A Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable. During the 1999 fiscal year, the fund paid or accrued $18,532,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares. As of November 30, 1999, accrued and unpaid distribution expenses were $4,568,000.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of


                         The New Economy Fund - Page 15
the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


                         The New Economy Fund - Page 16

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their


                         The New Economy Fund - Page 17
taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would


                         The New Economy Fund - Page 18
be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


                         The New Economy Fund - Page 19

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax--


                         The New Economy Fund - Page 20

Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000 Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                            FUND      FUND
                                                           NUMBER    NUMBER
 FUND                                                      CLASS A   CLASS B
 ----                                                      -------   -------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . .     02        202
 American Balanced Fund/(R)/ . . . . . . . . . . . . . .     11        211
 American Mutual Fund/(R)/ . . . . . . . . . . . . . . .     03        203
 Capital Income Builder/(R)/ . . . . . . . . . . . . . .     12        212
 Capital World Growth and Income Fund/SM/  . . . . . . .     33        233
 EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . .     16        216
 Fundamental Investors/SM/ . . . . . . . . . . . . . . .     10        210
 The Growth Fund of America/(R)/ . . . . . . . . . . . .     05        205
 The Income Fund of America/(R)/ . . . . . . . . . . . .     06        206
 The Investment Company of America/(R)/  . . . . . . . .     04        204
 The New Economy Fund/(R)/ . . . . . . . . . . . . . . .     14        214
 New Perspective Fund/(R)/ . . . . . . . . . . . . . . .     07        207
 New World Fund/SM/  . . . . . . . . . . . . . . . . . .     36        236
 SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . .     35        235
 Washington Mutual Investors Fund/SM/  . . . . . . . . .     01        201
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/ . . . . .     40        240
 American High-Income Trust/SM/  . . . . . . . . . . . .     21        221
 The Bond Fund of America/SM/  . . . . . . . . . . . . .     08        208
 Capital World Bond Fund/(R)/  . . . . . . . . . . . . .     31        231
 Intermediate Bond Fund of America/SM/ . . . . . . . . .     23        223
 Limited Term Tax-Exempt Bond Fund of America/SM/  . . .     43        243
 The Tax-Exempt Bond Fund of America/(R)/  . . . . . . .     19        219
 The Tax-Exempt Fund of California/(R)/* . . . . . . . .     20        220
 The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . .     24        224
 The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . .     25        225
 U.S. Government Securities Fund/SM/ . . . . . . . . . .     22        222


 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/ . . . . . . .     09        209
 The Tax-Exempt Money Fund of America/SM/  . . . . . . .     39        N/A
 The U.S. Treasury Money Fund of America/SM/ . . . . . .     49        N/A
 ___________
 *Available only in certain states.



                         The New Economy Fund - Page 21

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)



                                                                    DEALER
                                            SALES CHARGE AS       CONCESSION
                                           PERCENTAGE OF THE:    AS PERCENTAGE
                                           ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                     NET AMOUNT  OFFERING     OFFERING
                                          -INVESTED-   PRICE         PRICE
------------------------------------------ --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .         6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .         5.26       5.00          4.25
$50,000 but less than $100,000. .           4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .          3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .           3.63       3.50          2.75
$250,000 but less than $500,000 .           2.56       2.50          2.00
$500,000 but less than $750,000 .           2.04       2.00          1.60
$750,000 but less than $1 million           1.52       1.50          1.20
$1 million or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plan assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by


                         The New Economy Fund - Page 22
investors in certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A SHARES - A contingent deferred sales charge of 1% applies to redemptions made from funds, other than the money market funds, within 12 months following Class A share purchases of $1 million or more made without an initial sales charge. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A Shares" below.


DEALER COMMISSIONS ON CLASS A SHARES - The following commissions (up to 1%) will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution plan investing $1 million or more, or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with collective assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


                         The New Economy Fund - Page 23

CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



  CONTINGENT DEFERRED SALES CHARGE
     ON SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                 1                                    5.00%
                 2                                    4.00%
                 3                                    4.00%
                 4                                    3.00%
                 5                                    2.00%
                 6                                    1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first and then shares that you have owned the longest during the six-year period. CLASS B SHARES ARE NOT AVAILABLE TO CERTAIN RETIREMENT PLANS, INCLUDING GROUP RETIREMENT PLANS SUCH AS 401(K) PLANS, EMPLOYER-SPONSORED 403(B) PLANS, AND MONEY PURCHASE PENSION AND PROFIT SHARING PLANS.


Compensation equal to 4% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


CONVERSION OF CLASS B SHARES TO CLASS A SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. The conversion of Class B shares to Class A shares after eight years is subject to the Internal Revenue Service's continued position that the conversion of Class B shares is not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. At your option, Class B shares may still be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee; HOWEVER, SUCH AN EXCHANGE COULD CONSTITUTE A TAXABLE EVENT FOR YOU, AND ABSENT SUCH AN EXCHANGE, CLASS B SHARES WOULD CONTINUE TO BE SUBJECT TO HIGHER EXPENSES FOR LONGER THAN EIGHT YEARS.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


                         The New Economy Fund - Page 24

     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see below), as well as purchases of Class B shares, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:


                         The New Economy Fund - Page 25

     . employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     . business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of Class A and/or B shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing Class A and B holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).


                         The New Economy Fund - Page 26

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% of the net asset value of the account each year.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Systematic withdrawal plans (SWPs) - investors who set up a SWP (see "Automatic Withdrawals" below) may withdraw up to 12% of the net asset value of their account each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from an employer-sponsored retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A and B shares contained in the fund's current prospectus and statement of additional information. In the case of an IRA rollover involving plan assets from a plan that offered the American Funds, the assets may only be invested in Class A shares of the American Funds. Such investments will be at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to investments of $1 million or more (see "Dealer Commissions on Class A Shares" above).


                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received


                         The New Economy Fund - Page 27
prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share


                         The New Economy Fund - Page 28

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Trustees.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A and B shares may be subject to deferred sales charges. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s)

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
             or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.


                         The New Economy Fund - Page 29

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B shares of The Cash Management Trust.

If you sell Class B shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any contingent deferred sales charge, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A or Class B shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any contingent deferred sales charge on Class A shares will be credited to your account). Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the


                         The New Economy Fund - Page 30
plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is


                         The New Economy Fund - Page 31
received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


                         The New Economy Fund - Page 32

REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's declaration of trust permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Trustees, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended November 30, 1999, 1998 and 1997, amounted to $7,477,000, $4,096,000 and
$3,337,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA
 02101, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing


                         The New Economy Fund - Page 33
agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $6,843,000 for the 1999 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Trustees.


PROSPECTUSES AND REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on November 30. Shareholders are provided updated prospectuses annually. In addition, shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses and shareholder reports. To receive additional copies of a prospectus or report, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- NOVEMBER 30, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $29.90
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $31.72





                         The New Economy Fund - Page 34

            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 0.32% based on a 30-day (or one month) period ended November 30, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one year total return and average annual total return for the five- and ten-year periods ended November 30, 1999 were 33.58%, 23.29% and 16.65%, respectively. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on November 30, 1999 were 41.71%, 24.76% and 17.34%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or


                         The New Economy Fund - Page 35
investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                         The New Economy Fund - Page 36

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                         The New Economy Fund - Page 37

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


                         The New Economy Fund - Page 38

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."


                         The New Economy Fund - Page 39

THE NEW ECONOMY FUND
Investment Portfolio, November 30, 1999

-------------------------------------------              -------------
Largest Holdings by Industry

Broadcasting & Publishing                                           16.23
Telecommunications                                                  13.26
Electronic Data Products                                            12.76
Computer Services & Software                                         8.55
Banking                                                              5.14
All Other Industries                                                31.69
Cash & Equivalents                                                  12.37
-------------------------------------------              -------------

THE NEW ECONOMY FUND
November 30, 1999

-------------------------------------------
                                                            Percent
                                                              of
               10 Largest Equity Holdings                 Net Assets

Viacom                                                            3.21
NTT Mobile Communications Network                                 3.16
AT&T Liberty Media Group                                          2.70
Sakura Bank                                                       2.31
Computer Associates International                                 1.74
Fannie Mae                                                        1.62
Telefonos de Mexico                                               1.41
Nippon Television Network                                         1.41
Oracle                                                            1.35
Time Warner                                                       1.33

The New Economy Fund
Investment Portfolio, November 30, 1999



                                                                                      Shares or      Market  Percent
                                                                                      Principal       Value    of Net
Equity Securitites                                                                       Amount        (000)   Assets
 (common and preferred stocks and convertible debentures)
------------------------------------------------------                                 --------    --------  --------

BROADCASTING & PUBLISHING  -  16.23%
Viacom Inc., Class B, nonvoting (1)                                                    6,150,000     305,963      3.21
AT&T Corp.  Liberty Media Group, Class A (1)                                           6,150,200     257,155      2.70
Nippon Television Network Corp. (Japan)                                                  140,000     133,826      1.41
Time Warner Inc.                                                                       2,057,100     126,897      1.33
News Corp. Ltd., preferred (ADR) (Australia)                                             825,000      25,523
News Corp. Ltd., preferred                                                             2,896,615      22,537       .88
News Corp. Ltd.                                                                        2,167,882      18,786
News Corp. Ltd.  (ADR)                                                                   500,000      17,125
KirchMedia GmbH & Co. KGaA, nonvoting (Germany) (1)(2)(3)                              1,775,000      78,368       .82
USA Networks, Inc. (1)                                                                 1,650,000      66,000       .69
Mediaset SpA (Italy) (2)                                                               5,760,000      65,799       .69
UnitedGlobalCom, Inc., Class A (1)                                                       500,000      52,094       .55
MediaOne Group, Inc. (1)                                                                 520,000      41,210       .43
Infinity Broadcasting Corp., Class A (1)                                               1,068,200      38,923       .41
Grupo Televisa, SA (ADR) (Mexico)(1)                                                     786,300      38,381       .40
CBS Corp. (1)                                                                            700,000      36,400       .38
Chris-Craft Industries, Inc. (1)                                                         463,500      32,155       .34
EMAP PLC (United Kingdom)                                                              1,680,000      29,499       .31
Clear Channel Communications, Inc. (1)                                                   350,000      28,131       .30
Fox Entertainment Group, Inc., Class A (1)                                             1,200,000      27,600       .29
Sinclair Broadcast Group, Inc., Class A (1)                                            2,340,000      26,910       .28
ProSieben Media AG, nonvoting preferred (Germany)                                        410,000      19,083       .20
Thomson Corp. (Canada)                                                                   600,000      16,671       .18
AUDIOFINA (Luxembourg)                                                                   263,000      14,182       .15
Flextech PLC (United Kingdom)(1)                                                         535,000       9,262       .10
Spanish Broadcasting System, Inc., Class A (1)                                           199,000       6,318       .07
Ziff-Davis Inc. (1)                                                                      331,300       6,108       .06
Insight Communications Co., LP, Class A(1)                                               200,000       4,950       .05

TELECOMMUNICATIONS - 13.26%
NTT Mobile Communications Network, Inc. (Japan)                                            8,550     301,329      3.16
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                  1,451,960     134,397      1.41
Mannesmann AG (ADR) (Germany)                                                            475,000      99,750      1.05
Vodafone Group PLC (ADR) (United Kingdom)                                              1,687,500      79,629       .84
Nippon Telegraph and Telephone Corp. (Japan)                                               4,096      73,791       .77
Intermedia Communications Inc. (1)                                                     2,175,000      60,628       .64
Western Wireless Corp., Class A(1)                                                       958,200      56,115       .59
MCI WorldCom, Inc. (1)                                                                   660,592      54,623       .57
Korea Telecom Corp. (ADR) (South Korea)(1)                                               988,800      52,406       .55
Swisscom AG (Switzerland)                                                                151,392      51,381       .54
China Telecom (Hong Kong) Ltd. (China)(1)                                              8,716,000      46,801       .49
Telecom Italia SpA  (Italy)                                                            2,400,000      26,246       .47
Telecom Italia SpA, nonvoting savings shares                                           3,359,500      18,103
Tele Danmark AS, Class B (ADR) (Denmark)                                                 880,000      28,105       .44
Tele Danmark AS                                                                          220,000      14,184
Sprint Corp.                                                                             585,000      40,584       .43
Nextel Communications, Inc., Class A (1)                                                 392,000      38,857       .41
Hikari Tsushin, Inc. (Japan)                                                              16,000      25,202       .26
Qwest Communications International Inc. (1)                                              600,000      20,512       .22
Grupo Iusacell, SA de CV, Class L (ADR) (Mexico)(1)                                    1,573,147      19,664       .21
Tele Celular Sul Participacoes SA, preferred                                             450,000       9,000       .09
  nominative(ADR) (Brazil)
Equant NV (Netherlands)(1)                                                                77,200       7,276       .08
Telecom Argentina STET-France Telecom SA,                                                 75,000       2,203       .02
  Class B (ADR) (Argentina)
Stet Hellas Telecommunications SA (ADR) (Greece)(1)                                       97,500       1,926       .02

ELECTRONIC DATA PRODUCTS - 12.76%
Rohm Co., Ltd. (Japan)                                                                   457,000     124,530      1.31
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(1)                               25,547,100     120,055      1.26
Samsung Electro-Mechanics Co. (South Korea)(1)                                         1,380,000     107,161      1.13
Applied Materials, Inc. (1)                                                            1,050,000     102,309      1.07
Microchip Technology Inc. (1)                                                          1,250,000      79,219       .83
PMC-Sierra, Inc. (1)                                                                     680,000      70,083       .74
Telefonaktiebolaget LM Ericsson, Class B (ADR) (Sweden)                                  780,000      37,586       .67
Telefonaktiebolaget LM Ericsson, Class B                                                 550,000      26,682
ADVANTEST CORP. (Japan)                                                                  350,000      58,643       .62
Texas Instruments Inc.                                                                   600,000      57,638       .61
Cisco Systems, Inc. (1)                                                                  600,000      53,513       .56
MIPS Technologies, Inc., Class A(1)                                                    1,200,000      52,950       .56
KLA-Tencor Corp.(1)                                                                      600,000      50,738       .53
Micrel, Inc. (1)                                                                         744,400      36,662       .38
Dallas Semiconductor Corp.                                                               573,700      33,095       .35
Adaptec, Inc. (1)                                                                        610,000      32,864       .34
Maxim Integrated Products, Inc. (1)                                                      350,000      28,109       .30
Intel Corp.                                                                              300,000      23,006       .24
3Com Corp. (1)                                                                           500,000      19,906       .21
Samsung Electronics Co., Ltd. (South Korea)                                               90,000      18,637       .20
Nikon Corp. (Japan)                                                                      700,000      17,848       .19
hi/fn, inc. (1)                                                                          350,000      15,400       .16
Storage Technology Corp. (1)                                                             700,000      13,825       .14
SIPEX Corp. (1)                                                                          800,000      11,100       .12
SCI Systems, Inc.(1)                                                                     153,400      10,412       .11
Electronics for Imaging, Inc. (1)                                                        200,000       8,913       .09
Nanovation Technologies, Inc.,convertible preferred,                                     267,000       4,005       .04
  Class A(1), (2), (3)

COMPUTER SERVICES & SOFTWARE - 8.55%
Computer Associates International, Inc.                                                2,550,000     165,750      1.74
Oracle Corp. (1)                                                                       1,900,000     128,844      1.35
Microsoft Corp. (1)                                                                    1,000,000      91,047       .96
Cendant Corp. (1)                                                                      4,524,622      74,939       .79
HNC Software Inc. (1)                                                                  1,030,000      73,130       .77
Siebel Systems, Inc. (1)                                                               1,000,000      70,125       .74
Juniper Networks, Inc. (1)                                                               180,300      49,966       .52
Power Integrations, Inc.(1)                                                              900,800      35,919       .38
Intuit Inc. (1)                                                                          600,000      30,000       .31
Paychex, Inc.                                                                            750,000      29,953       .31
Autodesk, Inc.                                                                           650,000      19,053       .20
Cymer, Inc. (1)                                                                          304,100      12,164       .13
PeopleSoft, Inc. (1)                                                                     600,000      11,287       .12
Altera Corp.(1)                                                                          200,000      10,775       .11
Vantive Corp. (1)                                                                        400,000       6,200       .07
Hewlett-Packard Co.                                                                       50,000       4,744       .05

BANKING - 5.14%
Sakura Bank, Ltd. (Japan)                                                             27,871,000     207,153      2.31
Sakura Finance (Bermuda) Trust  0.75% convertible                                    864,000,000      12,758
   preference units(Incorporated in Bermuda)
Wells Fargo & Co.                                                                      2,456,660     114,235      1.20
STB Cayman Capital, Ltd. 0.50% convertible                                       $2,240,000,000       38,370       .40
  debentures 2007 (Japan)
Westpac Banking Corp. (Australia)                                                      4,477,421      30,176       .32
Charter One Financial, Inc.                                                            1,204,205      26,116       .27
Bangkok Bank PCL (Thailand)(1)                                                        11,400,000      24,414       .26
Unidanmark A/S, Class A (Denmark)                                                        250,700      19,015       .20
Bank of the Philippine Islands (Philippines)                                           5,410,600      14,287       .15
Equitable Banking Corp. (Philippines)                                                  1,656,090       3,300       .03

MISCELLANEOUS BUSINESS SERVICES - 4.77%
Concord EFS, Inc. (1)                                                                  2,841,375      75,296       .79
Rentokil Initial PLC (United Kingdom)                                                 16,025,000      61,404       .65
Black Box Corp. (1)                                                                      740,800      44,078       .46
Robert Half International Inc (1)                                                      1,200,000      33,600       .35
Adecco SA (Switzerland)(1)                                                                48,000      30,681       .32
Metamor Worldwide, Inc. (1)                                                            1,007,200      26,565       .28
Snyder Communications, Inc. (1)                                                        1,950,000      26,203       .28
Galileo International, Inc.                                                              800,000      25,600       .27
Focal Communications Corp. (1)                                                           900,000      21,262       .22
Trimble Navigation Ltd. (1)                                                            1,090,000      18,394       .19
Lason, Inc. (1)                                                                          550,000      13,406       .14
ISS-International Service System A/S,                                                    217,500      12,667       .13
  Class B (Denmark) (1)
Sabre Group Holdings, Inc., Class A (1)                                                  250,000      11,375       .12
Profit Recovery Group International, Inc. (1)                                            300,000      11,114       .12
Digex, Inc., Class A (1)                                                                 320,000      10,720       .11
Bright Horizons Family Solutions, Inc.(1)                                                495,000       7,642       .08
Park-Ohio Holdings Corp. (1), (4)                                                        550,000       6,600       .07
Ceridian Corp. (1)                                                                       300,000       6,488       .07
Cintas Corp.                                                                             115,400       5,301       .06
China.com Corp., Class A (Hong Kong)(1)                                                   25,700       2,878       .03
MSC Industrial Direct Co., Inc., Class A (1)                                             303,200       2,748       .03
EarthWatch Inc., 8.50% convertible preferred,                                            224,590         386       .00
   Series C (1),(2),(3),(5)

MERCHANDISING - 4.53%
Ito-Yokado Co., Ltd. (Japan)                                                             794,000      85,982       .90
Kohl's Corp. (1)                                                                         950,000      68,578       .72
Consolidated Stores Corp. (1)                                                          3,518,750      55,420       .58
Dollar General Corp.                                                                   1,717,800      42,086       .44
Michaels Stores, Inc. (1)                                                              1,000,000      31,375       .33
Lowe's Companies, Inc.                                                                   620,000      30,884       .32
Walgreen Co.                                                                           1,011,200      29,451       .31
Too, Inc. (1)                                                                            970,000      17,945       .19
Coles Myer Ltd. (Australia)                                                            2,800,391      14,264       .15
AutoZone, Inc. (1)                                                                       500,000      13,781       .15
EM.TV & Merchandising AG (Germany)(1)                                                    178,700      13,496       .14
Kingfisher PLC (United Kingdom)                                                        1,257,733      11,706       .12
Bombay Co., Inc. (1), (4)                                                              1,850,000       9,250       .10
PETsMART, Inc. (1)                                                                     1,000,000       4,313       .05
Chip Shot Golf Corp., Series C, preferred (1), (2), (3)                                1,215,000       2,680       .03

MISCELLANEOUS FINANCIAL SERVICES - 4.29%
Fannie Mae                                                                             2,321,500     154,670      1.62
Freddie Mac                                                                            1,375,000      67,891       .71
SLM Holding Corp.                                                                      1,200,000      59,475       .63
ORIX Corp. (Japan)                                                                       324,000      53,011       .56
Capital One Financial Corp.                                                              675,000      31,430       .33
Citigroup Inc.                                                                           338,600      18,242       .19
Mycal Card Inc. (Japan)                                                                  350,000      16,883       .18
American Capital Strategies, Ltd.                                                        325,000       6,540       .07

ENTERTAINMENT & LEISURE - 2.79%
Carnival Corp.                                                                         2,100,000      92,662       .97
Star Cruises PLC (United Kingdom)                                                      5,800,000      55,390       .58
Pixar (1)                                                                                950,000      39,900       .42
Nintendo Co., Ltd. (Japan)                                                               200,000      33,491       .35
VTech Holdings Ltd. (Hong Kong)                                                        6,000,000      20,242       .21
Kinowelt Medien AG (Germany)(1)                                                          170,000      11,898       .13
Harrah's Entertainment, Inc. (1)                                                         325,000       8,978       .09
Vail Resorts, Inc. (1)                                                                   200,000       3,438       .04

INSURANCE - 2.75%
ING Groep NV (Netherlands)                                                               862,407      48,503       .62
ING Groep NV, warrants, expire 2001 (1)                                                  660,000      10,368
XL Capital Ltd. (Bermuda - Incorporated                                                1,000,000      51,000       .54
  in Cayman Islands)
American International Group, Inc.                                                       421,875      43,559       .46
Fairfax Financial Holdings Ltd. (Canada)(1)                                              281,000      41,374       .43
20th Century Industries                                                                1,000,000      19,375       .20
PartnerRe Holdings Ltd. (Singapore -                                                     553,900      16,271       .17
  Incorporated in Bermuda)
HCC Insurance Holdings, Inc.                                                           1,300,000      13,812       .15
Mercury General Corp.                                                                    550,000      12,856       .13
Allianz AG (Germany)                                                                      15,000       4,392       .05

COMPUTER SYSTEMS - 2.49%
Fujitsu Ltd. (Japan)                                                                   2,500,000      89,092       .94
NEC Corp. (Japan)                                                                      3,750,000      88,046       .93
International Business Machines Corp.                                                    188,000      19,376       .20
Gateway, Inc. (formerly Gateway 2000, Inc.) (1)                                          200,000      15,275       .16
Silicon Graphics, Inc. (1)                                                             1,120,300      10,573       .11
Lexmark International Group, Inc., Class A (1)                                           100,000       8,300       .09
Compaq Computer Corp.                                                                    250,000       6,110       .06

MISCELLANEOUS PUBLIC SERVICES - 0.96%
Williams Companies, Inc.                                                               1,420,600      47,945       .50
Suez Lyonnaise des Eaux (France)                                                         149,500      21,995       .23
Hays PLC (United Kingdom)                                                              1,400,000      21,344       .23

DIVERSIFIED SERVICES - 0.81%
First Pacific Co. Ltd. (Hong Kong)                                                    88,354,198      47,784       .50
Benpres Holdings Corp. (GDR) (Philippines)(1)                                          6,000,000      18,000       .19
Brambles Industries Ltd. (Australia)                                                     400,000      10,988       .12

HEALTH & HOSPITAL SERVICES - 0.57%
First Health Group Corp. (1)                                                             720,000      18,135       .19
Cardinal Health, Inc.                                                                    300,650      15,728       .17
Columbia/HCA Healthcare Corp.                                                            380,000      10,355       .11
Universal Health Services, Inc., Class B (1)                                             200,000       6,588       .07
Nu Skin Enterprises Inc., Class A (1)                                                    290,000       3,244       .03

ENVIRONMENTAL SERVICES - 0.55%
Allied Waste Industries, Inc. (1)                                                      4,700,000      38,187       .40
Waste Management, Inc.                                                                   900,000      14,625       .15

ELECTRIC UTILITIES - 0.46%
Manila Electric Co., Class A (GDR) (Philippines)(3)                                    1,550,000      17,006       .33
Manila Electric Co., Class B                                                           5,629,930      14,453
Scottish and Southern Energy PLC (United Kingdom)                                        900,000       6,552       .07
National Power PLC (United Kingdom)                                                      940,000       5,913       .06

SAFETY & SECURITY SERVICES - 0.44%
Securitas AB, Class B (Sweden)                                                         2,512,000      41,803       .44

RESTAURANTS - 0.36%
Brinker International, Inc. (1)                                                        1,500,000      33,937       .36

ENERGY SERVICES - 0.30%
Schlumberger Ltd. (Netherlands Antilles)                                                 470,000      28,229       .30

ADVERTISING - 0.30%
Interpublic Group of Companies, Inc.                                                     600,000      28,200       .30

HEALTH & PERSONAL CARE SERVICES - 0.29%
Quintiles Transnational Corp. (1)                                                        917,800      20,249       .21
Trigon Healthcare, Inc. (1)                                                              264,600       7,789       .08

AIRLINES- 0.18%
Deutsche Lufthansa AG (Germany)                                                          800,000      17,610       .18

DELIVERY SERVICES - 0.15%
United Parcel Service, Inc., Class B                                                     220,800      14,587       .15

FOOD SERVICES - 0.11%
Mikuni Coca-Cola Bottling Co., Ltd. (Japan)                                              550,000      10,331       .11

LEASING SERVICES - 0.10%
Hertz Corp., Class A                                                                     166,100       7,028       .07
IKON Office Solutions, Inc.                                                              382,400       2,557       .03

REAL ESTATE - 0.08%
New World China Land Ltd. (China - Incorporated                                       16,310,000       7,246       .08
  in the Cayman Islands) (1)
RAIL & ROAD SERVICES  -   0.07%
C.H. Robinson Worldwide, Inc.                                                            205,500       7,167       .07

ENGINEERING & CONSTRUCTION - 0.06%
Foster Wheeler Corp.                                                                     600,000       6,113       .06

INFORMATION & PRINTING SERVICES - 0.04%
Primark Corp. (1)                                                                        141,910       3,769       .04

MISCELLANEOUS - 4.24%
Other equity securities in initial period of acquisition                                             403,642      4.24
                                                                                                   --------
TOTAL EQUITY SECURITIES (cost: $4,859,632,000)                                                     8,344,318     87.63
                                                                                                   --------

                                                                                      Principal      Market
                                                                                         Amount       Value
Short-Term Securities                                                                      (000)       (000)
--------------------------------------------                                           --------    --------
Corporate Short-Term Notes - 9.96%

Corporate Asset Funding Co. Inc. 5.30%-6.02%                                              88,500      88,026       .92
   due 12/7/1999-1/27/2000 (2)
IBM Credit Corp. 5.31%-5.92% due 12/9/1999-1/10/2000                                      85,000      84,607       .89
Motiva Enterprises LLC 5.85%-5.93% due 1/19-1/25/2000                                     62,900      62,349       .66
Ford Motor Credit Co. 5.25%-5.28% due 12/15-12/28/1999                                    61,000      60,837       .64
Procter & Gamble Co. 5.27%-5.82%                                                          60,600      60,308       .63
   due 12/16/1999-1/11/2000
American Express Credit Corp. 5.29%-5.85%                                                 57,600      57,185       .60
   due 12/15/1999-2/1/2000
General Electric Capital Corp. 5.84%-6.00%                                                57,700      57,153       .60
   due 1/18-2/22/2000
USAA Capital Corp. 5.85%-5.94% due 1/28-1/31/2000                                         57,239      56,673       .60
Associates First Capital Corp. 5.33%-5.71%                                                56,700      56,483       .59
   due 12/1/1999-1/10/2000
General Motors Acceptance Corp. 5.29%-5.85%                                               52,680      52,478       .55
   due 12/1/1999-1/18/2000
BellSouth Capital Funding Corp. 5.80%-5.83%                                               48,000      47,378       .50
   due 1/24-3/16/2000 (2)
Pfizer Inc 5.66%-5.80% due 2/2-3/31/2000 (2)                                              45,000      44,257       .46
National Rural Utilities Cooperative Finance Corp.                                        41,700      41,605       .44
    5.30%-5.80% due 12/2/1999-2/7/2000
Coca-Cola Co. 5.29%-5.80% due 12/2/1999-1/28/2000                                         40,000      39,879       .42
Motorola, Inc. 5.80%-5.95% due 1/21-3/3/2000                                              40,000      39,561       .42
Household Finance Corp. 5.70%-5.87% due 1/26/2000                                         36,400      36,063       .38
Gannett Co., Inc. 5.85% due 1/14/2000 (2)                                                 30,000      29,782       .31
E.I. du Pont de Nemours and Co. 5.29% due 12/3/1999                                       23,700      23,690       .25
Eastman Kodak Co. 5.30% due 12/6/1999                                                     10,000       9,991       .10

Federal Agency Discount Notes - 2.30%

Freddie Mac 5.19%-5.52% due 12/7/1999-3/2/2000                                           137,400     136,860      1.44
Fannie Mae 5.23%-5.48% due 12/2/1999-4/10/2000                                            82,370      82,009       .86

Non-U.S. Currency - 0.04%

New Taiwanese Dollar                                                                 NT$102,370        3,240       .04
                                                                                                   --------
TOTAL SHORT-TERM SECURITES (cost: $1,170,254,000)                                                  1,170,414     12.30
                                                                                                   --------
TOTAL INVESTMENT SECURITIES (cost: $6,029,886,000)                                                 9,514,732     99.93
Excess of cash and receivables over payables                                                           6,968       .07
                                                                                                   --------
NET ASSETS                                                                                         9,521,700    100.00
                                                                                                    =======


(1) Non-income-producing security.

(2) Purchased in a private placement transaction;
    resale to the public may require registration or sale only to qualified institutional buyers.

(3) Valued under procedures established by the Board of Trustees.

(4) Represents an affiliated company as defined under the Investment Company Act of 1940.

(5) Payment in kind. The issuer has the option of paying additional securities in lieu of cash.


ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements


Equity securities appearing in the portfolio since May 31, 1999

Bangkok Bank
Bombay Co.
Ceridian
China.com
China Telecom (Hong Kong)
Chip Shot Golf
C.H. Robinson Worldwide
Cintas
Citigroup
Clear Channel Communications
Cymer
Dallas Semiconductor
Deutsche Lufthansa
Digex
EM.TV & Merchandising
Equant
Equitable Banking
First Pacific
Focal Communications
Foster Wheeler
Fujitsu
Galileo International
Harrah's Entertainment
Hewlett-Packard
hi/fn
Hikari Tsushin
Insight Communications
Intermedia Communications
ISS-International Service System
Juniper Networks
Kinowelt Medien
KirchMedia
KLA-Tencor
Lason
Lowe's Companies
MediaOne Group
Micrel
Mikuni Coca-Cola Bottling
MIPS Technologies
Mycal Card
Nanovation Technologies
NEC
New World China Land
Nikon
Pixar
PMC-Sierra
Power Integrations
Qwest Communications International
Sabre Group Holdings
Samsung Electro-Mechanics
Siebel Systems
SIPEX
Spanish Broadcasting System
Too
UnitedGlobalCom
United Parcel Service
Universal Health Services
Vantive
Walgreen
Ziff-Davis

Equity securities eliminated from the portfolio since May 31, 1999

ABR Information Services
Adelphia Communications
AirTouch Communications
Associated Banc-Corp
AT&T
CANAL+
CB Richard Ellis Services
CBT Group
Circuit City Stores-CarMax Group
Circuit City Stores-Circuit City Group
Comcast
DFS Furniture
Dun & Bradstreet
Epicor Software
Fidelity National Financial
First Union
ForeningsSparbanken
Genting International
Globalstar Telecommunications
Home Depot
InaCom
Insignia/ESG Holdings
Keystone Financial
Linear Technology
MGM Grand
Mirage Resorts
Mitsubishi Estate
Molex
Omnicom Group
Philippine Commercial International Bank
Protection One
Rental Service
SkyTel Communications
Stewart Enterprises
Telecom Corp. of New Zealand
TNT Post Groep
Toronto-Dominion Bank
United HealthCare

The New Economy Fund
Financial Statements
Statement of Assets and                                           (dollars in
Liabilities at November 30, 1999                                   thousands)
                                                       --------      --------
Assets:
Investment securities at market
 (cost: $6,029,886)                                                $9,514,732
Cash                                                                   12,495
Receivables for-
 Sales of investments                                  $ 32,466
 Sales of fund's shares                                  13,934
 Dividends                                                4,365        50,765
                                                       --------      --------
                                                                    9,577,992
Liabilities:
Payables for-
 Purchases of investments                                40,353
 Repurchases of fund's shares                             7,734
 Management services                                      3,078
 Other expenses                                           5,127        56,292
Net Assets at November 30, 1999-                       --------      --------
 Equivalent to $29.90 per share on
 318,454,397 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                       $9,521,700
                                                                     ========



Statement of Operations                                           (dollars in
for the year ended November 30, 1999                               thousands)
-----------------------------------                    --------      --------
Investment Income:
Income:
 Dividends                                             $ 46,249
 Interest                                                44,696      $ 90,945
                                                       --------
Expenses:
 Management services fee                                 30,886
 Distribution expenses                                   18,532
 Transfer agent fee                                       6,843
 Reports to shareholders                                    294
 Registration statement and prospectus                      414
 Postage, stationery and supplies                         1,045
 Trustees' fees                                             114
 Auditing and legal fees                                     61
 Custodian fee                                            1,063
 Taxes other than federal income tax                         92
 Other expenses                                              91        59,435
                                                       --------      --------
 Net investment income                                                 31,510
                                                                     --------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                   1,065,572
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                    1,930,694
 End of year                                          3,484,857
  Net unrealized appreciation                          --------
   on investments                                                   1,554,163
 Net realized gain and unrealized                                    --------
  appreciation on investments                                       2,619,735
Net Increase in Net Assets                                           --------
 Resulting from Operations                                         $2,651,245
                                                                     ========


                                                                  (dollars in
Statement of Changes in Net Assets                                 thousands)
-----------------------------------                    --------      --------

                                                     year ended   November 30
                                                            1999          1998
Operations:                                            --------      --------
Net investment income                                $   31,510    $   33,166
Net realized gain on investments                      1,065,572       675,033
Net unrealized appreciation
 on investments                                       1,554,163       422,890
                                                       --------      --------
 Net increase  in net assets
  resulting from operations                           2,651,245     1,131,089
                                                       --------      --------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                    (37,556)      (28,423)
Distributions from net realized
 gain on investments                                   (648,071)     (394,742)
                                                       --------      --------

 Total dividends and distributions                     (685,627)     (423,165)
                                                       --------      --------
Capital Share Transactions:
Proceeds from shares sold:
 69,401,406 and 42,169,768
 shares, respectively                                 1,758,922       937,603
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 29,589,151 and 20,671,001 shares,
 respectively                                           657,311       403,196
Cost of shares repurchased:
 35,924,475 and 37,059,740
 shares, respectively                                  (898,829)     (814,395)
                                                       --------      --------
 Net increase in net assets resulting
  from capital share transactions                     1,517,404       526,404
                                                       --------      --------
Total increase in net assets                          3,483,022     1,234,328

Net Assets:
Beginning of year                                     6,038,678     4,804,350
End of year (including undistributed                   --------      --------
 net investment income: $16,052 and
 $21,689, respectively)                              $9,521,700    $6,038,678
                                                       ========      ========

 See Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $when-issued$ basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manag its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1999, such non-U.S. taxes were $2,796,000.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, and other receivables and payables, on a book basis, were $163,000 for the year ended November 30, 1999.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of November 30, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $3,484,846,000; $3,744,664,000 related to appreciated securities and $259,818,000 related to depreciated securities. During the year ended November 30, 1999, the fund realized, on a tax basis, a net capital gain of $1,062,397,000 on securities transactions. Net gains related to non-U.S. currency transactions of $388,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $6,029,886,000 at November 30, 1999.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $30,886,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on annual rates of 0.58% of the first $500 million of average net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and .375% of such assets in excess of $6.5 billion. If net assets fall below $3 billion, the Agreement provides for lower fees based on annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; 0.42% of such assets in excess of $1.25 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1999, distribution expenses under the Plan were $18,532,000. As of November 30, 1999, accrued and unpaid distribution expenses were $4,568,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,506,000 (after llowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $6,843,000.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $240,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,604,638,000 and $3,209,301,000, respectively, during the year ended November 30, 1999.

As of November 30, 1999, accumulated undistributed net realized gain on investments was $1,014,794,000 and additional paid-in capital was $4,687,543,000. The fund reclassified $44,344,000 from undistributed net realized gains to additional paid-in capital during the year ended November 30, 1999, as a result of permanent differences between book and tax. Additionally, the fund reclassified $409,000 of currency gains from undistributed net realized gains to undistributed net investment income for the year ended November 30, 1999.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,063,000 includes $59,000 that was paid by these credits rather than in cash.

6. TRANSACTIONS WITH AFFILIATES

The fund owns 5.09% of the outstanding voting securities of Bombay Co., Inc. and 5.20% of Park-Ohio Holdings Corp. and thus is considered an affiliate as defined in the Investment Company Act of 1940.

PER-SHARE DATA AND RATIOS


                                                       Year    ended  November        30
                                             -----    -----    -----     -----    -----
                                               1999     1998     1997      1996     1995
                                             -----    -----    -----     -----    -----
Net Asset Value, Beginning
 of Year                                      23.65    20.92    18.50     16.98    14.65
                                             -----    -----    -----     -----    -----

Income from Investment
 Operations:
 Net investment income                         .10      .13      .12       .14      .20
 Net gains on securities
  (both realized and unrealized)              8.83     4.44     3.57      2.26     2.99
  Total from investment                      -----    -----    -----     -----    -----
   operations                                 8.93     4.57     3.69      2.40     3.19
                                             -----    -----    -----     -----    -----
Less Distributions:
 Dividends (from net investment
  income)                                     (.14)    (.12)    (.14)     (.19)    (.18)
 Distributions (from capital
  gains)                                     (2.54)   (1.72)   (1.13)     (.69)    (.68)
                                             -----    -----    -----     -----    -----
   Total distributions                       (2.68)   (1.84)   (1.27)     (.88)    (.86)
                                             -----    -----    -----     -----    -----
Net Asset Value, End of Year                  29.90    23.65    20.92     18.50    16.98
                                             =====    =====    =====     =====    =====
Total Return (1)                             41.71%   23.73%   21.64%    15.00%   23.22%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                             $9,522   $6,039   $4,804    $4,223   $3,523
 Ratio of expenses to average
  net assets                                   .78%     .79%     .81%      .84%     .88%
 Ratio of net income to
  average net assets                           .42%     .60%     .66%      .85%    1.33%
 Portfolio turnover rate                     47.93%   38.55%   31.62%    29.54%   27.03%


 1 Excludes maximum sales charge
  of 5.75%.

Independent Auditors' Report

To the Board of Trustees and Shareholders of The New Economy Fund:

    We have audited the accompanying statement of assets and liabilities of The New Economy Fund (the "fund"), including the investment portfolio, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
Los Angeles, California
January 7, 2000

1999 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                          Dividends and Distributions per Share

                                                          From Net                 From Net Realized

To Shareholders of Record        Payment Date             Investment Income        Long-Term Gains

December 22, 1998                December 23, 1998        $.10                     $2.54

June 18, 1999                    June 21, 1999            .04                      -


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 27% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.